Exhibit 10.2
CHANGE IN TERMS AGREEMENT

Principal $10,000,000.00	Loan Date 03-01-2011	Maturity 03-01-2013	Loan No 155354101	Call / Coll CLS 07 / 240	Account 600714	Officer 765	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	BISCO INDUSTRIES, INC.	Lender:	COMMUNITY BANK
	1500 NORTH LAKEVIEW AVENUE		ANAHEIM BRANCH
	ANAHEIM, CA 92807		1750 S. STATE COLLEGE BLVD.
ANAHEIM, CA 92806
(800) 788-9999

Principal Amount: $10,000,000.00 DESCRIPTION OF EXISTING INDEBTEDNESS.	Date of Agreement: March 1, 2011
A loan to Borrower evidenced by a Promissory Note dated November 15, 2000, as modified by Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003; March 27, 2003; June 1, 2003; October 1, 2003; December 1, 2003; February 1, 2004; May 1, 2004; June 23, 2004; August 1, 2004; February 1, 2005; April 1, 2005; April 1, 2006; March 28, 2007; June 1, 2007; July 13, 2007; March 27, 2008, May 15, 2008; March 3, 2009; March 23, 2010; April 16, 2010; October 1, 2010 and January 3, 2011 (“Note”).
DESCRIPTION OF COLLATERAL.
A security interest in personal property assets as described in two (2) Commercial Security Agreements each dated March 23, 2010 and a security interest in personal property assets as described in a Commercial Security Agreement dated August 1, 2004 (“Security Agreement”).
DESCRIPTION OF CHANGE IN TERMS.
MODIFICATION OF BUSINESS LOAN AGREEMENT. The Business Loan Agreement dated June 1, 2007 (“Loan Agreement”) is hereby modified and amended as follows:
1) The covenant entitled “Effective Tangible Net Worth” is hereby deleted in its entirety and replaced with the following:
Effective Tangible Net Worth. Maintain an Effective Tangible Net Worth of not less than $5,210,000.00 to be measured at the end of fiscal quarter May 31, 2011 and $7,000,000.00 to be measured at fiscal year end August 31, 2011. The term “Effective Tangible Net Worth” means Borrower’s total assets, less intangibles [i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements], less amounts due from officers, partners, stockholders, directors, affiliates, and subsidiaries, less total liabilities, plus amounts subordinated to Lender, as evidenced by a subordination agreement, if any.
2) The covenant entitled “Debt to Effective Tangible Net Worth” is hereby deleted in its entirety and replaced with the following:
Debt to Effective Tangible Net Worth. Maintain a maximum Debt to Effective Tangible Net Worth Ratio of 3.55 to 1.00 to be measured at the end of fiscal quarter May 31, 2011 and 2.50 to 1.00 to be measured at fiscal year end August 31, 2011. The term “Debt to Effective Tangible Net Worth” means Borrower’s total liabilities, less amounts subordinated to Lender, as evidenced by a subordination agreement, if any divided by Borrower’s Effective Tangible Net Worth. The term “Effective Tangible Net Worth” means Borrower’s total assets, less intangibles [i.e. goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements], less amounts due from officers, partners, stockholders, directors, affiliates, and subsidiaries, less total liabilities, plus amounts subordinated to Lender, as evidenced by a subordination agreement, if any.
3) The following Affirmative Covenants entitled “Debt to Effective Tangible Net Worth Ratio (EACO Corporation)” and “Debt Service Coverage Ratio (EACO Corporation)” are hereby added:
Debt to Effective Tangible Net Worth Ratio (EACO Corporation). EACO Corporation shall maintain a maximum Debt to Effective Tangible Net Worth Ratio of 3.25 to 1.00 on a consolidated basis to be measured at the end of each fiscal quarter. The term “Debt to Effective Tangible Net Worth” means Borrower’s total liabilities, less amounts subordinated to Lender, as evidenced by a subordination agreement, if any divided by Borrower’s Effective Tangible Net Worth. The term “Effective Tangible Net Worth” means Borrower’s total assets, less intangibles [i.e. goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements], less amounts due from officers, partners, stockholders, directors, affiliates, and subsidiaries, less total liabilities, plus amounts subordinated to Lender, as evidenced by a subordination agreement, if any. The first measurement will be as of May 31, 2011.
Debt Service Coverage Ratio (EACO Corporation). EACO Corporation shall maintain a Debt Service Coverage Ratio of not less than 1.25 to 1.00 on a consolidated basis, to be measured at the end of each fiscal year. Debt Service Coverage Ratio” is defined as net income plus depreciation expense, amortization expense and any other non-cash expense less cash distributions, cash withdrawals, cash dividends and any non-cash income all divided by the sum of current maturities of long-term debt and current maturities of capital lease obligations, which sum shall not be less than $1. The first measurement will be as of May 31, 2011.
4) The paragraph entitled “Additional Provision” is hereby deleted in its entirety and replaced with the following:
Additional Provision. Bisco Industries, Inc. has advanced funds to EACO Corporation for which it expects repayment in the future, Bisco Industries, Inc. will require EACO Corporation to pay down advances from any proceeds received from the sale of real estate in Florida. Bisco Industries, Inc. agrees to pay the term loan first and the line of credit second at Community Bank from any proceeds received from EACO Corporation from the sale of the real estate in Florida.
5) The following Negative Covenant is hereby deleted in its entirety:
Except for non-recurring accounting and legal fees associated with the completion of Borrower’s merger with EACO Corporation (“EACO”), Borrower will not transfer any funds to EACO exceeding $60,000 in the aggregate in a single calendar month without Lender’s prior written approval. Moreover, the non-recurring merger costs must be paid from the sale of Borrower’s securities and not from Borrower line #155354101 and shall not exceed $250,000 in the aggregate.
6) The following Negative Covenant is hereby added:

Loan No: 155354101	CHANGE IN TERMS AGREEMENT (Continued)	Page 2
Additional Negative Covenant. Borrower will not transfer any funds to EACO exceeding $60,000 in the aggregate in a single calendar month without Lender’s prior written approval.
MODIFICATION OF NOTE. The Note is hereby modified and amended as follows:
1) The maturity date of the Note is hereby extended from March 1, 2011 to March 1, 2013.
2) The provision entitled “PRIMARY BANKING RELATIONSHIP” is hereby added:
PRIMARY BANKING RELATIONSHIP. Borrower and Lender acknowledge and agree that Borrower now maintains or will maintain its primary banking relationship, including its primary deposit account relationship (“Primary Banking Relationship”), with Lender. In the event Borrower ceases to maintain its Primary Banking Relationship with Lender (as determined by Lender in its sole discretion), the interest rate margin set forth in this Note shall be increased by one percent (1.00%) from zero percent (0.00%) to one percent (1.00%), at Lender’s option, following a five (5) day written notice to the Borrower.
CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.
PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.
BORROWER:

BISCO INDUSTRIES, INC.
By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY,
Chairman and CEO of BISCO INDUSTRIES, INC.
LASER PRO Landing, Ver. 5.55.00.002 Copr. Harland Financial Solutions, Inc. 1997, 2011. All Rights Reserved. CA G:[ILLEGIBLE] TR-12288 PR-TRADASST

NOTICE TO GUARANTOR(S)

Principal $10,000,000.00	Loan Date 03-01-2011	Maturity 03-01-2013	Loan No 155354101	Call / Coll CLS 07 / 240	Account 600714	Officer 765	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	BISCO INDUSTRIES, INC.	Lender:	COMMUNITY BANK
	1500 NORTH LAKEVIEW AVENUE		ANAHEIM BRANCH
	ANAHEIM, CA 92807		1750 S. STATE COLLEGE BLVD.
ANAHEIM, CA 92806
(800) 788-9999
This NOTICE TO GUARANTOR(S) is attached to and by this reference is made a part of the Disbursement Request and Authorization, dated March 1, 2011, and executed in connection with a loan or other financial accommodations between COMMUNITY BANK and BISCO INDUSTRIES, INC.
The above referenced loan represents a renewal of debt under the conditions of your Commercial Guaranty.

Guarantor(s):
/s/ GLEN F. CEILEY
GLEN F. CEILEY

GLEN F. CEILEY AND BARBARA A. CEILEY REVOCABLE TRUST
BY:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, Trustee

BY:	/s/ BARBARA A. CEILEY
BARBARA A. CEILEY, Trustee

EACO CORPORATION
BY:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, Authorized Officer

THIS NOTICE TO GUARANTOR(S) IS EXECUTED ON MARCH 1, 2011. BORROWER: BISCO INDUSTRIES, INC.
By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, Chairman and
CEO of BISCO INDUSTRIES, INC.
LASER PRO Lending, Ver. 5.55.00.002 Copr. Harland Financial Solutions, Inc. 1997, 2011. All Rights Reserved. CA G:[ILLEGIBLE]
TR-12288 PR-TRADASST